Loan Agreement

Borrower (Party A):	Shaanxi Zhongbao Estate Co., Ltd.
Address:	Cao’er Village, Caotan Street, Weiyang District, City of Xi’an
Legal Representative:	Fei Qiongli
Telephone:	18623336969	Zip Code:

Lender (Party B):	Shaanxi Hangyu Real Estate Development Co., Ltd.
Address:	Shilipu Garden, Weiyang District, City of Xi’an
Legal Representative:	Xiang Yuning
Telephone:	87662904	Zip Code:

In order to accelerate the urban-village reconstruction of Cao’er Village at Caotan Street in Weiyang District of Xi’an, Party A needs to raise a loan from Party B. Holding the principles of honesty, good faith and mutual benefits, through negotiation and by consensus, both parties hereby enter into this agreement as follows:

I.  Loan Amount: ￥25,000,000; in words: RMB Twenty-five Million.

II. Purpose of Loan: To be used exclusively for demolition, relocation and compensation involved in the urban-village reconstruction of Cao’er Village at Caotan Street in Weiyang District of Xi’an, and shall not be used for any other purposes.

III. Term of Loan: beginning on April 20, 2011 and ending on September 30, 2011.
Within the term of loan hereunder, the actual issuance date and repayment date of the loan are subject to the Promissory Note. The Promissory Note is part of the agreement and has the same legal effects as the agreement.

IV. Borrower’s Promises:
Both parties agree that the loan is non-interest bearing, but Party A shall allow Party B’s affiliates to carry out a construction project of no less than 30,000 m² under the Cao’er Village program as a contractor, with no fund advances or cuts on the construction project; and it shall be a fixed pricing based on latest civil construction.

V. Lender’s Promises:
1. It will issue the loan in full amount as agreed herein.
2. It will keep the Borrower’s debt obligations, financials, production and business operation confidential.

VI. Liability for Breach of Contract
If Party A fails to fulfill the obligations stipulated in Article IV hereof, it shall bear the default liability for liquidated damage of no less than 50% of the loan amount.

VII. Dispute Resolution
For any dispute arising in the course of performing this agreement, both parties shall try to resolve it through negotiation first. If such negotiation fails,  any party may submit the dispute to a local court in Xi’an that has jurisdiction over the parties.

VIII.  Miscellaneous
1.  This agreement will become effective after it is imprinted with the signatures and business seals from both Borrower and Lender’s legal representatives or authorized signatories.
2. Matters not covered herein shall be handled in compliance with the state laws, statutes and regulations.
3. This agreement is executed in 4 originals, with two to Party A and two to Party B, all of which have the same legal effect.

Party A:                      Shaanxi Zhongbao Estate Co., Ltd. (company seal)
Legal Representative:   /s/ Fei Qiongli (with personal seal)

Party B:                      Shaaxi Hangyu Real Estate Development Co., Ltd. (company seal)
Legal Representative:    Xiang yuning (personal seal)

Date:   April 20, 2011

Loan Agreement

Borrower (Party A):	Shaanxi Zhongbao Estate Co., Ltd.
Address:	Cao’er Village, Caotan Street, Weiyang District, City of Xi’an
Legal Representative:	Fei Qiongli
Telephone:	18623336969	Zip Code:

Lender (Party B):	Shaanxi Hangyu Real Estate Development Co., Ltd.
Address:	Shilipu Garden, Weiyang District, City of Xi’an
Legal Representative:	Xiang Yuning
Telephone:	87662904	Zip Code:

In order to accelerate the urban-village reconstruction of Cao’er Village at Caotan Street in Weiyang District of Xi’an, Party A needs to raise a loan from Party B. Holding the principles of honesty, good faith and mutual benefits, through negotiation and by consensus, both parties hereby enter into this agreement as follows:

I.  Loan Amount: ￥25,000,000; in words: RMB Twenty-five Million.

II. Purpose of Loan: To be used exclusively for demolition, relocation and compensation involved in the urban-village reconstruction of Cao’er Village at Caotan Street in Weiyang District of Xi’an, and shall not be used for any other purposes.

III. Term of Loan: beginning on April 20, 2011 and ending on September 30, 2011.
Within the term of loan hereunder, the actual issuance date and repayment date of the loan are subject to the Promissory Note. The Promissory Note is part of the agreement and has the same legal effects as the agreement.

IV. Borrower’s Promises:
Both parties agree that the loan is non-interest bearing, but Party A shall allow Party B’s affiliates to carry out a construction project of no less than 30,000 m² under the Cao’er Village program as a contractor, with no fund advances or cuts on the construction project; and it shall be a fixed pricing based on latest civil construction.

V. Lender’s Promises:
1. It will issue the loan in full amount as agreed herein.
2. It will keep the Borrower’s debt obligations, financials, production and business operation confidential.

VI. Liability for Breach of Contract
If Party A fails to fulfill the obligations stipulated in Article IV hereof, it shall bear the default liability for liquidated damage of no less than 50% of the loan amount.

VII. Dispute Resolution
For any dispute arising in the course of performing this agreement, both parties shall try to resolve it through negotiation first. If such negotiation fails,  any party may submit the dispute to a local court in Xi’an that has jurisdiction over the parties.

VIII.  Miscellaneous
1.  This agreement will become effective after it is imprinted with the signatures and business seals from both Borrower and Lender’s legal representatives or authorized signatories.
2. Matters not covered herein shall be handled in compliance with the state laws, statutes and regulations.
3. This agreement is executed in 4 originals, with two to Party A and two to Party B, all of which have the same legal effects.

Party A:                      Shaanxi Zhongbao Estate Co., Ltd. (company seal)
Legal Representative:  /s/ Fei Qiongli (with personal seal)

Party B:                      Shaaxi Hangyu Real Estate Development Co., Ltd. (company seal)
Legal Representative:  Xiang Yuning (personal seal)

Date:   September 30, 2011